UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 10, 2015 (April 9, 2015)

Adobe Systems Incorporated
(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)          Amendment and Restatement of 2003 Equity Incentive Plan

On April 9, 2015, at the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”), the stockholders of Adobe Systems Incorporated (the “Company”) approved an amendment of the Adobe Systems Incorporated 2003 Equity Incentive Plan (the “2003 Plan”) to increase the available share reserve by 10 million shares as described in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on February 27, 2015 (the “Proxy Statement”). The amended 2003 Plan previously had been approved, subject to stockholder approval, by the Executive Compensation Committee of the Board of Directors of the Company (the “Board of Directors”).

A summary of the amended 2003 Plan is set forth in our Proxy Statement. That summary and the foregoing description of the amendment are qualified in their entirety by reference to the text of the amended 2003 Plan, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held on April 9, 2015, the Company’s stockholders approved the four proposals listed below. The final results for the votes regarding each proposal are set forth in the following tables. Each of these proposals is described in detail in the Company’s Proxy Statement.

1.  Elect thirteen members of the Board of Directors, each to serve for a one-year term:

	Votes	Votes		Broker
Name	For	Against	Abstentions	Non-Votes
Amy L. Banse	407,644,849	1,467,947	1,129,018	38,219,673
Kelly J. Barlow	407,363,406	1,748,525	1,129,883	38,219,673
Edward W. Barnholt	406,716,850	2,387,810	1,137,154	38,219,673
Robert K. Burgess	408,027,579	1,075,417	1,138,818	38,219,673
Frank A. Calderoni	408,766,694	337,012	1,138,108	38,219,673
Michael R. Cannon	407,063,047	1,880,638	1,298,129	38,219,673
James E. Daley	406,264,549	2,652,242	1,325,023	38,219,673
Laura B. Desmond	408,737,140	352,032	1,152,642	38,219,673
Charles M. Geschke	406,635,521	2,575,246	1,031,047	38,219,673
Shantanu Narayen	408,098,206	1,109,953	1,033,655	38,219,673
Daniel L. Rosensweig	406,169,139	2,941,780	1,130,895	38,219,673
Robert Sedgewick	405,778,906	3,412,120	1,050,788	38,219,673
John E. Warnock	406,638,536	2,574,228	1,029,050	38,219,673

2.  Approve the amendment of the Adobe Systems Incorporated 2003 Equity Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
369,542,244	39,386,410	1,313,160	38,219,673

3.  Ratify the appointment of KPMG LLP as our independent registered public accounting firm for our fiscal year ending on November 27, 2015.

Votes For	Votes Against	Abstentions	Broker Non-Votes
443,441,693	3,520,170	1,499,624	—

4.  Approve, on an advisory basis, the compensation of our named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
374,921,352	33,247,809	2,072,653	38,219,673

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: April 10, 2015	By:	/s/ Mark Garrett
Mark Garrett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit		Incorporated by Reference			Filed
Number	Exhibit Description	Form	Date	Number	Herewith
10.1	2003 Equity Incentive Plan, as amended				X